Exhibit 99.1

Helix BioMedix Announces Plan for Voluntary Suspension of SEC Reporting Obligations

Bothell, Washington — September 11, 2012 — Helix BioMedix, Inc. (OTCQB: HXBM) (the “Company”), a developer of bioactive peptides, today announced that it has filed a Schedule 13E-3 and related preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with a proposed transaction that is intended to result in the suspension of the Company’s public reporting obligations under the Securities and Exchange Act of 1934 (the “Exchange Act”).  The proposed transaction is expected to permit the Company to forego many of the expenses associated with operating as a public reporting company, including the costs of preparing and filing periodic reports with the SEC, related accounting fees and costs, and the ongoing expenses for compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”).

The suspension of reporting obligations would be accomplished by a reverse 1:300 stock split of the Company's common stock.  All stockholders owning fewer than 300 shares prior to the reverse stock split would be cashed out by the Company at a price of $0.60 per pre-split share and would no longer be stockholders of the Company.

If, after completion of the reverse stock split, the Company has fewer than 500 stockholders of record, the Company intends to suspend its reporting obligations under the Exchange Act by filing a Form 15 with the SEC.  Upon such filing, the Company would be relieved of its requirements to comply with the Sarbanes-Oxley Act and to file periodic reports with the SEC, including annual reports on Form 10-K and quarterly reports on Form 10-Q.  As a result, the Company's common stock would no longer be quoted on the OTCQB; however, the Company anticipates that it will be traded on the Pink Sheets.

The Company’s Board of Directors based its approval of the 1:300 reverse stock split upon the recommendation of a Special Committee of the Board of Directors and the receipt of a fairness opinion from an independent financial advisor, Cascadia Capital, LLC, which provides that the price of $0.60 per share on a pre-split basis to be received by stockholders owning less than 300 shares of common stock is fair to such stockholders from a financial point of view.

Commenting on the proposal, R. Stephen Beatty, President and Chief Executive Officer of Helix BioMedix, stated, “After extensive consideration, the Board of Directors and the Special Committee determined that the reverse stock split and subsequent suspension of our public company reporting is anticipated to generate cost savings of approximately $350,000 annually and allow greater management focus on operations and business development initiatives. While we would no longer file SEC reports if the proposal is approved, we expect to maintain ongoing communications with our stockholders.”

The consummation of the proposed transaction is subject to a number of conditions, including the filing of a definitive proxy statement with the SEC and approval by the Company’s stockholders.  The Company intends to hold a special meeting of its stockholders to approve a proposal to amend the company’s Certificate of Incorporation to effect the reverse stock split.

Additional Information

Stockholders are advised not to put undue reliance on the description of the reverse stock split provided in this press release and in the preliminary proxy statement.  The Company has filed a preliminary proxy statement and Schedule 13E-3 concerning the proposed reverse stock split, which are subject to SEC review. STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PRELIMINARY PROXY STATEMENT AND SCHEDULE 13E-3 FILED WITH THE SEC, AND, WHEN THEY BECOME AVAILABLE, THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS, BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED REVERSE STOCK SPLIT. The definitive proxy statement and Schedule 13E-3 will be mailed to stockholders as of a record date to be established for voting on the proposed transaction.  Stockholders may obtain free copies of the Company’s preliminary proxy statement, Schedule 13E-3, definitive proxy statement (when available) and its other SEC filings electronically by accessing the SEC’s home page at http://www.sec.gov.  Copies can also be obtained, free of charge, upon written request to Helix BioMedix, Inc., Attn: R. Stephen Beatty, President and Chief Executive Officer.

Participation in Solicitation

This press release may constitute soliciting material under SEC Rule 14a-12, and the Company and its directors, executive officers, and advisors may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposed reverse stock split.  Stockholders may obtain additional information regarding the interest of those participants by reading the Company’s preliminary proxy statement and, when they become available, the Company’s definitive proxy statement and other relevant proxy materials, and the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the SEC.

Disclaimer

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed reverse stock split and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Helix BioMedix, Inc., nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

About Helix BioMedix, Inc.

Helix BioMedix, Inc. is a biopharmaceutical company with an extensive library of structurally diverse bioactive peptides and patents covering hundreds of thousands of peptide sequences. Core competencies include peptide design, synthesis and characterization together with assay development, screening, tissue culture and microbiology, leveraged through relationships with contract research organizations and peptide manufacturers. The Company takes product development programs from theoretical concept to a qualified skin care active ingredient fully validated as to efficacy and safety. Applications for Helix BioMedix peptides include anti-aging cosmeceutical skin care and acne treatment as well as other topical anti-infective pharmaceuticals and wound healing applications. Striking and SmartPeptides are registered trademarks and Cerakine, Apothederm and SmartPeptide are trademarks of Helix BioMedix, Inc. More information about the Company and its proprietary peptides may be found on the Company’s website at www.helixbiomedix.com.

Forward-Looking Statements

This press release contains certain “forward-looking statements” which are based on management’s exercise of business judgment, as well as assumptions made by and information currently available to management.  When used in this document, the words “may,” “will,” “anticipate,” “believe,” “estimate,” “expect,” “intend” and words of similar import, are intended to identify any forward-looking statements.  You should not place undue reliance on these forward-looking statements.  These statements reflect our current view of future events and are subject to certain risks and uncertainties as described in our Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, our actual results could differ materially from those anticipated in these forward-looking statements.  We undertake no obligation, and do not intend, to update, revise or otherwise publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of any unanticipated events. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance that our expectations will materialize. Some of these risks and uncertainties include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the abandonment of the reverse stock split; the failure of the reverse stock split to be consummated for any other reason; the outcome of any legal proceedings that may be instituted against us and others relating to the reverse stock split or the suspension of our reporting obligations under the Exchange Act; the occurrence of any event, change or other circumstance that could prevent or delay us from suspending our reporting obligations under the Exchange Act, including, without limitation, any failure of the reverse stock split to result in the reduction of the number of our stockholders of record to below 500; the effect of the reverse stock split and the suspension of our reporting obligations under the Exchange Act on our customer relationships, operating results and business generally; any changes in applicable laws or regulations to which we may be subject; the amount of the costs, fees, expenses and charges related to the reverse stock split and the other transactions described herein; and the amount of cost savings that we expect to achieve as a result of suspending our reporting obligations under the Exchange Act.

For these reasons, you should not place undue reliance on any forward-looking statements included in this proxy statement.  Except as specified in SEC regulations, we have no duty to publicly release information that updates the forward-looking statements contained in this proxy statement.

Investor Contact: Matt Kreps Shelton Group Investor Relations (972) 239-5119 X 125 mkreps@sheltongroup.com	Company Contact: R. Stephen Beatty President and CEO (425) 402-8400 sbeatty@helixbiomedix.com